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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS



    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 21, 1995, with respect to the financial statements of NOA Holding Company included in the Registration Statement (Form S-1) and related Prospectus of Universal Outdoor Holdings, Inc.



                                          /s/ Ernst & Young LLP



Minneapolis, Minnesota
September 17, 1996